UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  January 26, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-7 Home Equity Mortgage Pass-Through Certificates, Series 2003-7)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-14                13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee.

     On January 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust Series 2003-7
Home Equity Mortgage Pass-Through Certificates, Series 2003-7
--------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 28, 2004          By:   /s/  Mark Volosov
                                        --------------------------------
                                        Mark Volosov
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 26, 2004

                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 26, 2004

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

                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-7
                                Statement to Certificate Holders
                                        January 26, 2004


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       82,200,000.00     82,200,000.00     1,755,075.25      123,770.94    1,878,846.19   0.00        0.00       80,444,924.75
A2       90,000,000.00     90,000,000.00     2,626,207.49      122,390.63    2,748,598.12   0.00        0.00       87,373,792.51
A3       33,000,000.00     33,000,000.00             0.00       52,897.40       52,897.40   0.00        0.00       33,000,000.00
AR              100.00            100.00           100.00            0.80          100.80   0.00        0.00                0.00
M1       27,000,000.00     27,000,000.00             0.00       49,317.19       49,317.19   0.00        0.00       27,000,000.00
M2       20,250,000.00     20,250,000.00             0.00       56,084.77       56,084.77   0.00        0.00       20,250,000.00
B        17,550,000.00     17,550,000.00             0.00       66,522.42       66,522.42   0.00        0.00       17,550,000.00
P               100.00            100.00             0.00       44,164.34       44,164.34   0.00        0.00              100.00
X2                0.00              0.00             0.00            0.00            0.00   0.00        0.00                0.00
TOTALS  270,000,200.00    270,000,200.00     4,381,382.74      515,148.49    4,896,531.23   0.00        0.00      265,618,817.26

AIO     102,600,000.00    102,600,000.00             0.00      158,281.88      158,281.88      0.00        0.00   100,409,358.63
X1      270,000,000.00    270,000,000.00             0.00    1,337,419.75    1,337,419.75      0.00        0.00   265,618,717.26
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541Q3B6     1,000.00000000     21.35128041    1.50572920      22.85700961          978.64871959    A1       1.548750 %
A2       22541Q3C4     1,000.00000000     29.18008322    1.35989589      30.53997911          970.81991678    A2       1.398750 %
A3       22541Q3D2     1,000.00000000      0.00000000    1.60295152       1.60295152        1,000.00000000    A3       1.648750 %
AR       22541Q3M2     1,000.00000000  1,000.00000000    8.00000000   1,008.00000000            0.00000000    AR       9.630000 %
M1       22541Q3F7     1,000.00000000      0.00000000    1.82656259       1.82656259        1,000.00000000    M1       1.878750 %
M2       22541Q3G5     1,000.00000000      0.00000000    2.76961827       2.76961827        1,000.00000000    M2       2.848750 %
B        22541Q3J9     1,000.00000000      0.00000000    3.79045128       3.79045128        1,000.00000000    B        3.898750 %
P        22541Q3H3     1,000.00000000      0.00000000        ######             ####        1,000.00000000    P        9.630000 %
TOTALS                 1,000.00000000     16.22733146    1.90795596      18.13528742          983.77266854

AIO      22541Q3E0     1,000.00000000      0.00000000    1.54270838       1.54270838          978.64871959    AIO      1.851250 %
X1       22541Q3K6     1,000.00000000      0.00000000    4.95340648       4.95340648          983.77302689    X1       5.944088 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                            ------------------------
                              TAOHEED A AGBABIAKA
               JPMorgan Chase Bank - Structured Finance Services
                          4 NEW YORK PLAZA, 6TH FLOOR,
                         New York, New York 10004-2477
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: taoheed.agbabiaka@jpmorgan.com
                            ------------------------

Sec. 4.06(a)(i)             Principal Remittance Amount                                                           4,381,382.74

                            Scheduled Principal Payments                                                            231,979.34

                            Principal Prepayments                                                                 3,995,837.72

                            Curtailments                                                                            153,355.34

                            Curtailment Interest Adjustments                                                            479.98

                            Repurchase Principal                                                                          0.00

                            Substitution Amounts                                                                          0.00

                            Net Liquidation Proceeds                                                                      0.00

                            End of Pre-Funding Period Transfer                                                            0.00

                            Other Principal Adjustments                                                                -269.64

                            Gross Interest                                                                        2,015,063.21

                            Recoveries from Prior Loss Determinations                                                     0.00

                            Reimbursements of Non-Recoverable Advances Previously Made                                   21.00

                            Recovery of Reimbursements Previously Deemed Non-Recoverable                                  0.00

Prepayment Penalties        Number of Loans with Respect to which Prepayment Penalties were Collected                       28

                            Balance of Loans with Respect to which Prepayment Penalties were Collected            1,044,691.95

                            Amount of Prepayment Penalties Collected                                                 44,163.54

Sec. 4.06(a)(iv)            Beginning Number of Loans Outstanding                                                        5,460

                            Beginning Aggregate Loan Balance                                                    237,736,378.42

                            Ending Number of Loans Outstanding                                                           5,371

                            Ending Aggregate Loan Balance                                                       233,354,995.68

Sec. 4.06(a)(v)             Servicing Fees (Including Credit Risk Manager Fees)                                     102,655.05

                            Trustee Fees                                                                              1,981.14

Sec. 4.06(a)(vii)           Current Advances                                                                               N/A

                            Aggregate Advances                                                                             N/A

Section 4.06(a)(viii)       Delinquent Mortgage Loans
                                                    Group 1
                                                                                             Principal
                                                   Category              Number               Balance             Percentage
                                                   1 Month                        34              854,961.01                0.37 %
                                                   2 Month                         6              119,279.65                0.05 %
                                                   3 Month                         1               28,925.39                0.01 %
                                                    Total                         41            1,003,166.05                0.43 %
                            * Delinquent Bankruptcies are included in the table above.

                            Bankruptcies
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              1               12,466.33                 0.01 %
                                                   * Only Current Bankruptcies are reflected in the table above.

                            Foreclosures
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %

Section 4.06(a)(xi)         REO Properties
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %

Section 4.06(a)(xii)        Current Realized Losses                                                                         0.00

                            Cumulative Realized Losses - Reduced by Recoveries                                              0.00

Sec. 4.06 (a)(xiv)          Amount on Deposit in Pre-Funding Account                                               32,263,822.00

Sec. 4.06 (a)(xiv)          Capitalized Interest Requirement                                                           56,280.54

Sec. 4.06 (a)(xiv)          Weighted Average Net Mortgage Rate                                                         9.62940 %

Sec. 4.06 (a)(xiv)          Net Excess Spread                                                                          0.90377 %

Trigger Event               Trigger Event Occurrence (Effective January 2007)                                                 NO
                            (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                            Rolling 3 Month Delinquency Rate                                                           0.05580 %
                            Sr. Enhancement Percentage x 16%                                                           3.90334 %
                                                   OR
                            (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                            Cumulative Loss % of Original Aggregate Collateral Balance                                    0.00 %
                            Cumulative Loss Limit                                                                         8.00 %

O/C Reporting               Targeted Overcollateralization Amount                                                  15,525,011.50
                            Ending Overcollateralization Amount                                                             0.42
                            Ending Overcollateralization Deficiency                                                15,525,011.08
                            Overcollateralization Release Amount                                                            0.00
                            Monthly Excess Interest                                                                 1,337,419.75
                            Payment to Class X-1                                                                    1,337,419.75

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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